UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date of report (earliest event reported): June 15, 2007

                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-16017                              98-0223493
       ------------------------                   ------------------
       (Commission file number)                    (I.R.S. Employer
                                                  Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02(e).     Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                       2004 Stock Option Plan, As Amended
                       ----------------------------------

         On June 15, 2007, at the Registrant's 2007 annual general meeting of shareholders (the "2007 Annual Meeting"), the shareholders of the Registrant approved amendments to the 2004 stock option plan (the "Option Plan"). In particular, the Option Plan was amended

          o to increase from 500,000 to 1,000,000 the aggregate number of the Registrant's class A common shares which may be issued upon exercise of options to be granted under the Option Plan, and

          o to delete all references in the Option Plan to the Registrant's class B common shares.

         In general, holders of class A common shares and class B common shares vote together as a single class on all matters submitted to a vote of the Registrant's shareholders, with holders of class B common shares having one vote per share and holders of class A common shares having one-tenth of one vote per share.

         When the Option Plan was first adopted, it provided for the award of options to purchase either class A common shares or class B common shares of the Registrant. However, no options on class B shares have ever been awarded under the Option Plan or the 2000 stock option plan. Furthermore, the outstanding class A shares are listed for trading on the New York Stock Exchange and are publicly owned, while all of the outstanding class B shares are owned by Orient-Express Holdings 1 Ltd., a wholly-owned subsidiary of the Registrant, and are not publicly traded. Because the Registrant's board has no intention of granting options to purchase class B shares, the board has amended the Option Plan to delete all references to them. Accordingly, options granted in the future under the Option Plan will only cover class A shares.

         The following summary of the material terms of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan, which is Exhibit 10.1 to this report.

Administration and Eligibility

         The Option Plan will be administered, and options will be granted, by the Registrant's board of directors or a committee thereof from time to time constituted pursuant to the bye-laws of the Registrant.

         Options under the Option Plan may be granted in the discretion of the compensation committee or the board

          o to any director, officer or employee of the Registrant or any of its subsidiaries who, in the opinion of the committee or the board, has contributed significantly to the growth and progress of the Registrant or any subsidiary, or

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          o    to any person who, in the opinion of the committee of the
               board, holds promise of so contributing and who can be attracted to directorship, officership or employment through the grant of options under the Option Plan.

Terms of the Plan

         Options may be granted for up to, but not exceeding in the aggregate, 1,000,000 class A common shares of the Registrant, subject to adjustment in certain events. The purchase price of the shares under each option will be not less than the fair market value of the shares at the time the option is granted, as determined by the compensation committee or the board, and is subject to adjustment in certain events.

        In general, no option granted pursuant to the Option Plan may be exercised during the three years following the grant. Each option will expire upon the first to occur of

          o    ten years from the date of grant,

          o    one year after the optionee dies,

          o three months after the optionee ceases to be a director, officer or employee for reasons not involving misconduct, impropriety or inefficiency, or

          o the termination of the optionee's directorship, officership or employment for reasons involving misconduct, impropriety or inefficiency.

However, if the optionee dies less than one year prior to the date the option would otherwise expire, his or her representative may generally exercise the option within one year following the date of death regardless of the expiration of the ten-year term. Also, if an optionee's directorship, officership or employment terminates due to normal or early retirement, injury, disability, dismissal for redundancy or (with the committee's or board's concurrence) sale or other disposition by the Registrant of the relevant subsidiary or operating division of the Registrant, then the option held by the optionee will continue to be exercisable for three months following termination although the three-year period commencing on the date of grant has not expired. If an optionee dies while holding an option, the optionee's representative may exercise the option although the three-year period has not expired.

         At the time of exercise, the optionee must pay to the Registrant the full option price of the shares as to which the option is exercised. With the permission of the compensation committee or the board, exercising optionees (other than directors or officers of the Registrant) may defer payment of all or part of the option price due upon exercise for up to five years from the date of exercise, provided that the deferral is in compliance with United States regulations and the underlying shares are held by the Registrant as collateral for the deferred portion of the purchase price. Optionees electing to defer payment are required to pay interest at the rate of not less than four percent per year on the amount deferred. They will have the right to withdraw part or all of the option shares held by the Registrant upon payment of a corresponding portion of the deferred option price and will be entitled, from the date of exercise, to the rights of a shareholder as to the shares covered by the exercised option, including the right to vote the shares and to receive dividends.



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         No option may be transferred by the optionee except by will or the laws of descent and distribution.

Termination and Amendment of the Plan

     The Option Plan will terminate on the earliest to occur of

          o the date of any corporate amalgamation, merger, consolidation or similar transaction involving the Registrant if the Option Plan is not continued pursuant to that transaction,

          o the date of a resolution of the board of directors terminating the Option Plan, and

          o    February 9, 2014.

Any option outstanding at the time the Option Plan terminates will remain in effect until the option is exercised or expires.

         The board of directors may modify the Option Plan without further shareholder action under Bermuda law, although no amendment may alter or impair the rights of any optionee, without his consent, under any option granted prior to the amendment.


                           2007 Performance Share Plan
                           ---------------------------

         Also at the 2007 Annual Meeting, the shareholders of the Registrant approved a new 2007 Performance Share Plan (the "Performance Plan"), under which 500,000 shares of the Registrant's class A common shares are reserved for issuance to eligible directors, officers and employees of the Registrant and its subsidiaries. No awards have been made under the Performance Plan to date.

         The following summary of the material terms of the Performance Plan is qualified in its entirety by reference to the complete text of the Performance Plan, which is Exhibit 10.2 to this report.

Administration of the Plan

         The Performance Plan will be administered, and awards will be granted, by the board of directors of the Registrant or, in the discretion of the board, its compensation committee. References below to the board's administrative authority may be generally construed to be references to the compensation committee unless otherwise specified in the Performance Plan.



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        The board of directors may establish terms and conditions, if any, including performance goals to be satisfied as a condition to the vesting of awards ("performance criteria"), applicable to the awards, which may differ with respect to each grantee. The authority of the board will include the authority

          o to determine the extent to which any performance criteria have been satisfied,

          o to determine whether, to what extent and under what circumstances an award may be settled, canceled, forfeited or accelerated,

          o to make adjustments in the terms and conditions of any award in accordance with the Performance Plan,

          o    to construe or interpret the Performance Plan and awards, and

          o    to determine grantees' rights under the Performance Plan.

Eligible Grantees

     Awards may be granted

          o to any director, officer or employee of the Registrant or any subsidiary who, in the opinion of the board of directors, has contributed significantly to the growth and progress of the Registrant or any subsidiary, or

          o to any person who, in the opinion of the board, holds promise of contributing to the growth and progress of the Registrant or any subsidiary, and who can be attracted to directorship, officership or employment through the grant of awards under the Performance Plan.

         At the present time, the board intends to make initial awards subject to performance criteria only to executive officers of the Registrant.

         Neither an award nor any rights under the award may be transferred by a grantee, other than by will or the laws of descent and distribution, and it is exercisable during a grantee's lifetime only by the grantee.

Grants of Awards and Performance Criteria

         Awards may be granted at any time and from time to time on or before the expiration of ten years from May 7, 2007, the date on which the Performance Plan was adopted by the board of directors. If prior to the expiration of ten years from the date on which the Performance Plan is adopted, an award or any portion of an award expires or otherwise lapses without having vested, the shares underlying the award will become available for making awards to other eligible directors, officers and employees.

         The performance criteria, if any, may be established by the board based on objective performance goals over the performance period to be determined by the board. These goals may be based on one or more business criteria that apply to the grantee, a business unit of the

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Registrant, or the Registrant as a whole, including, but not limited to, share price, market share, sales, earning per share, earnings before tax, return on equity, total shareholder return, or costs.

Vesting of Awards

        Generally, an award will not vest until three years after the date of the award. At the time of vesting,

          o the grantee must be a director, officer or employee of the Registrant or a subsidiary,

          o the board must have certified the satisfaction of any performance criteria upon which vesting is conditioned, and

          o the class A common shares covered by the award must be listed on the New York Stock Exchange (or other U.S. national securities exchange) and their issuance must be registered with the U.S. Securities and Exchange Commission.

         An award may vest sooner than three years after the award date if

          o the grantee ceases to be a director, officer or employee due to retirement, injury or disability, dismissal for redundancy, death or (on concurrence of the board in its discretion) the sale of the grantee's subsidiary or operating division of the Registrant.

          o a "change in control" of the Registrant occurs. A change in control generally means the acquisition of more than 40% of the voting shares in the Registrant by any person or group (other than by a subsidiary of the Registrant), the current directors of the Registrant ceasing to constitute at least a majority of the board, or a merger, sale of substantially all assets or similar transaction involving the Registrant without approval of the Registrant's directors at least a majority of whom is the current directors.

Payment of Awards

         As soon as practicable after an award vests, but in any event not later than the 15th day of the third month of the calendar year following the calendar year in which the award vests, the Registrant will (i) cause a certificate or certificates for the number of shares in respect of which the award vests to be registered in the name of the grantee, in such denominations as the grantee may direct, and shall deliver the certificate or certificates to or upon the order of the grantee, and (ii) pay to the grantee an amount in cash equal to the value of the dividends (as determined by the board), if any, and without interest, that would have been paid on the acquired shares in respect of dividend record dates occurring during the period between the date of granted award and the date of vesting of such award unless otherwise determined by the board (the "Dividend Equivalent").

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         To the extent permitted under applicable law, the board, in its sole discretion, may pay the grantee a cash amount in lieu of the delivery of shares and the Dividend Equivalent in the preceding paragraph, and in full satisfaction thereof.

         The grantee will be entitled, from the date shares are registered in the grantee's name, to all the rights of a shareholder as to the vested shares covered by an award, including the right to vote the shares and to receive and retain all dividends paid thereon.

Plan Amendments and Termination

         The Performance Plan may be amended from time to time by the board. No amendment can alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted before the amendment.

        The Performance Plan will terminate upon the first to occur of the following:

          o the Registrant amalgamates, merges, consolidates with or participates in another similar transaction, and no provision is made at the time of the transaction to continue the Performance Plan, except that no amendment will alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the Performance Plan;

          o    the board terminates the Performance Plan; or

          o    May 7, 2017.

         If the Performance Plan terminates, its provisions will continue in full force and effect as regards any awards made prior to the termination.


Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         At the Registrant's 2007 Annual Meeting, the Registrant's shareholders confirmed and approved amendments to the Registrant's bye-laws:

          o to eliminate all references to Sea Containers Ltd., the Registrant's former parent company;

          o to permit (i) the delivery of notices, proxy materials, financial statements and any other shareholder communications through an internet website or by email and (ii) shareholders to appoint a proxy or submit a voting instruction by electronic means, such as an internet website;

          o to eliminate the requirement that there be at least two officers of the Registrant who are also directors; and

          o to provide that deeds and other instruments of the Registrant which previously

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               had to be executed under the Registrant's seal may be executed by the signature of an authorized person without the seal.

         The Registrant's amended bye-laws are filed herewith as Exhibit 3.2 and incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

              (d) Exhibits:


              Exhibit Number                  Description of Exhibit
              --------------                  ----------------------

                3.2 Bye-Laws, as adopted by the board of directors on May 7, 2007 and confirmed by shareholders on June 15, 2007.

               10.1 Orient-Express Hotels Ltd. 2004 Stock Option Plan, as amended effective June 15, 2007.

               10.2               Orient-Express Hotels Ltd. 2007 Performance
                                  Share Plan.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ORIENT-EXPRESS HOTELS LTD.



Date: June 21, 2007           By:  /s/ Edwin S. Hetherington
                                   -------------------------
                                   Edwin S. Hetherington
                                   Vice President, General Counsel and Secretary






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                                 EXHIBIT INDEX


   Exhibit Number              Description
   --------------              -------------------------------------------------

     3.2 Bye-Laws, as adopted by the board of directors on May 7, 2007 and confirmed by shareholders on June 15, 2007.

    10.1 Orient-Express Hotels Ltd. 2004 Stock Option Plan, as amended effective June 15, 2007.

    10.2                       Orient-Express Hotels Ltd. 2007 Performance Share
                               Plan.